JOMAR SPECIALTIES, Inc.
3129 Tyrone Boulevard - St. Petersburg, Florida 33710
Phone 727-381-2658

Gentlemen,

Enclosed you will find notorized copies of articles of incorporation to amend and restate for Jomar Specialties, Inc.

Also enclosed is a check for $43.75, $35.00 for amendment fee and 8.75 for 8 certified copies to be returned to: Jomar Specialties, Inc.
3129 Tyrone Blvd.
St. Petersburg, FL 33710

Thank you for your prompt attention to this matter.

Joseph P. Flad Jr.

FILED
06 AUG -7 PM 12:33
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
JOMAR SPECIALITIES, INC.
A Florida Corporation

Joseph P. Flad, Jr. certifies that:

1. Joseph P. Flad, Jr. is the duly elected and acting President and Mary E. Flad is the duly elected and acting Secretary of the corporation herein above named.

2. The Articles of Incorporation of the corporation shall be amended and restated to read in full as follows:

ARTICLE I.

The name of the corporation shall be JOMAR Specialties, Inc. and shall be governed by Title XXXVI Chapter 607 of the Florida Statutes.

ARTICLE II.

The nature of the business of the corporation shall be to engage in any lawful activity permitted by the laws of the State of Florida, and desirable to support the continued existence of the corporation.

ARTICLE III.

The total authorized capital stock of the corporation shall be Seventy-Five million (75,000,000) shares of $.01 par value common stock, all or any part of which capital stock may be paid for in cash, in property or in labor and services at a fair valuation to be fixed by the Board of Directors. Such stock may be issued from time to time without any action by the stockholders for such consideration as may be fixed from time to time by the Board of Directors, and shares so issued, the full consideration for which has been paid or delivered shall be deemed the fully paid up stock, and the holder of such shares shall not be liable for any further payment thereof. Each share of stock shall have voting privileges and will be eligible for dividends.

ARTICLE IV.

The initial principal office of the corporation shall be: 3129 Tyrone Boulevard, St. Petersburg, FL 33710 located in Pinellas County, Florida. The corporation shall have the power to establish other offices both within and without the State of Florida.

ARTICLE V.

The corporation shall have perpetual existence.

ARTICLE VI.

The registered agent and the office of the resident agent shall be as follows:

Joseph P. Flad, Jr. : 3129 Tyrone Boulevard, St. Petersburg, FL 33710.

ARTICLE VII.

The governing board of this corporation shall be known as Directors, which shall consist of not less than one (1) Director and not more than fifteen (15) directors and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the By-Laws of this corporation, provided that the number of directors shall not be reduced to less than one (1) Director. The election of directors shall be on an annual basis. Each of the said Directors shall be of full and legal age. A quorum for the transaction of business shall be a simple majority of the Directors so qualified and present at a meeting. Meetings of the Board of Directors may be held within or without the State of Florida and members of the Board of Directors need not be stockholders.

ARTICLE VIII.

The names and post office addresses of the Board of Directors of the corporation are:

Joseph P. Flad, Jr.: 3129 Tyrone Boulevard, St. Petersburg, FL 33710.
Mary E. Flad: 3129 Tyrone Boulevard, St. Petersburg, FL 33710

ARTICLE IX.

The names and post office addresses of the Officers, subject to this Charter and the By- Laws of the corporation and the laws of the State of Florida, shall hold office for the first year of business or until removal, resignation or an election is held by the Board of Directors for the election of the officers and or the successors have been duly elected and qualified are:

Joseph P. Flad, Jr., President: 3129 Tyrone Boulevard, St. Petersburg, FL 33710.
Mary E. Flad, Secretary: 3129 Tyrone Boulevard, St. Petersburg, FL 33710

ARTICLE X.

The names and post office addresses of the subscribers to these Articles of Incorporation are:

Joseph P. Flad, Jr.: 3129 Tyrone Boulevard, St. Petersburg, FL 33710.
Mary E. Flad: 3129 Tyrone Boulevard, St. Petersburg, FL 33710

ARTICLE XI.

It is specified that the date when the corporate existence of the corporation shall commence is the date of filing by the Secretary of State of these Articles of Incorporation.

ARTICLE X.

The corporation shall have the power to indemnify any officer, director, or former officer or director, to the fullest extent permitted by law.

ARTICLE XI.

If all of the directors severally and collectively consent in writing to any action taken or to be taken by the Corporation, and the writings evidencing their consent are filed with the Secretary of the Corporation, the action shall be as valid as though it had been authorized at a meeting of the Board of Directors.

ARTICLE XII.

Except as otherwise provided by law, the voting power for each share of stock shall be vested dispositively in each of the holders of the outstanding common stock.

ARTICLE XIII.

Any plan of merger, acquisition or other business combination shall require a simple majority vote of the shareholders. Said simple majority shall be 50.1% of the issued and outstanding shares.

The undersigned, being the original incorporators hereinbefore named, for the purpose of forming a corporation to do business both within and without the State of Florida, and in pursuance of the general corporation law of the State of Florida, do make and file this certificate, hereby declaring and certifying the facts hereinabove stated are true, and accordingly have hereunto set their hands this 3rd day of August, 2006.

We further declare under penalty of perjury under the laws of the State of Florida that the matters set forth in this Amended and Restated Articles of Incorporation are true and correct to the best of our knowledge.

Joseph P. Flad, Jr.

DONE and DATED this 3rd day of August, 2006.

STATE OF FLORIDA)
) SS
COUNTY OF PINELLAS)

On this 3rd day of ~~July~~ aug, 2006, personally appeared before me, a Notary Public in and for said County and State, Joseph P. Flad, Jr., President of Jomar Specialties, Inc., who proved to be the above named officer and acknowledged that he executed the above instrument freely and voluntarily for the uses and purposes therein mentioned for, and on behalf of said corporation and under its corporate seal.

SUBSCRIBED and SWORN to before me
this 3rd day of August, 2006.

NOTARY PUBLIC, in and for said
County and State.

NOTARY PUBLIC STATE OF FLORIDA
Notary Public State of Florida
Christina Askew
My Commission DD513063
Expires 02/26/2010

Mary E. Flad

Mary E. Flad

DONE and DATED this 3rd day of August, 2006.

STATE OF FLORIDA)
) SS
COUNTY OF PINELLAS)

On this 3rd day of ~~July~~ Aug, 2006, personally appeared before me, a Notary Public in and for said County and State, Joseph P. Flad, Jr., President of Jomar Specialties, Inc., who proved to be the above named officer and acknowledged that he executed the above instrument freely and voluntarily for the uses and purposes therein mentioned for, and on behalf of said corporation and under its corporate seal.

SUBSCRIBED and SWORN to before me
this 3 day of August, 2006.

Christina A[illegible]

NOTARY PUBLIC, in and for said
County and State.

NOTARY PUBLIC STATE OF FLORIDA
Notary Public State of Florida
Christina Askew
My Commission DD513063
Expires 02/26/2010

CERTIFICATE OF RESTATED ARTICLES OF INCORPORATION

In accordance with Title XXXVI, Chapter 607, Section 607.1007 of the Florida Statutes, the Board of Directors of Jomar Specialties, Inc. has approved the filing of Amended and Restated Articles of Incorporation and that this Restatement does contain amendment(s) that required shareholder approval and that the Board of Directors adopted the Restatement after submission of the same to the shareholders and a majority approval by the shareholders.

The Shareholders at a meeting duly held on the 3rd day of August, 2006, adopted the Restated Articles of Incorporation and any and all amendments, to the original Articles of Incorporation of Jomar Specialties, Inc. and that the number of votes cast for the amendment(s) by the shareholders was sufficient for approval in accordance with Title XXXVI, Chapter 607, Section 607.1006.

The undersigned, being the President and Secretary, for the purpose of filing this Certificate with the State of Florida, and in pursuance of the general corporation law of the State of Florida does make and file this certificate, hereby declaring and certifying the facts hereinabove stated are true, and accordingly has hereunto set their hands this 3rd day of August, 2006.

Joseph P. Flad, Jr.

DONE and DATED this 3rd day of August, 2006.

STATE OF FLORIDA)
) SS
COUNTY OF PINELLAS)

On this 3rd day of August, 2006, personally appeared before me, a Notary Public in and for said County and State, Joseph P. Flad, Jr., President of Jomar Specialties, Inc., who proved to be the above named officer and acknowledged that he executed the above instrument freely and voluntarily for the uses and purposes therein mentioned for, and on behalf of said corporation and under its corporate seal.

SUBSCRIBED and SWORN to before me this 3rd day of August, 2006.

NOTARY PUBLIC, in and for said County and State.

NOTARY PUBLIC STATE OF FLORIDA
Notary Public State of Florida
Christina Askew
My Commission DD513063
Expires 02/26/2010

Mary E. Flad

DONE and DATED this 3rd day of August, 2006.

STATE OF FLORIDA)
) SS
COUNTY OF PINELLAS)

On this 3rd day of August, 2006, personally appeared before me, a Notary Public in and for said County and State, Mary E. Flad, Secretary of Jomar Specialties, Inc., who proved to be the above named officer and acknowledged that she executed the above instrument freely and voluntarily for the uses and purposes therein mentioned for, and on behalf of said corporation and under its corporate seal.

SUBSCRIBED and SWORN to before me this 3rd day of August, 2006.

NOTARY PUBLIC, in and for said County and State.

NOTARY PUBLIC STATE OF FLORIDA

Notary Public State of Florida
Christina Askew
My Commission DD513063
Expires 02/26/2010

WRITTEN ACCEPTANCE BY REGISTERED AGENT

I, JOSEPH P. FLAD, JR., the undersigned, being the registered agent for JOMAR SPECIALTIES, INC., do hereby state that I am familiar with and accept the duties and responsibilities as registered agent for the said corporation. I hereby declare and certify the facts hereinabove stated are true, and accordingly hereunto set my hand this 3rd day of August, 2006.

Joseph P. Flad, Jr.

STATE OF FLORIDA)
) SS
COUNTY OF PINELLAS)

On this 3rd day of August, 2006, personally appeared before me, a Notary Public in and for said County and State, Joseph P. Flad, Jr., registered agent of Jomar Specialties, Inc., who proved to be the above named registered agent and acknowledged that he executed the above instrument freely and voluntarily for the uses and purposes therein mentioned for, and on behalf of said corporation and under its corporate seal.

SUBSCRIBED and SWORN to before me this 3rd day of August, 2006.

NOTARY PUBLIC, in and for said County and State.

NOTARY PUBLIC STATE OF FLORIDA
Notary Public State of Florida
Christina Askew
My Commission DD513063
Expires 02/26/2010

(((H08000098842 3)))

FILED
08 APR 16 PM 4:38
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

Articles of Amendment

to

Amended and Restated Articles of Incorporation

of

JOMAR Specialties, Inc.

G48025

1. Pursuant to the provisions of section 607.10006, Florida Statutes, JOMAR Specialties, Inc. (the "Company") adopts the following amendment to its Amended and Restated Articles of Incorporation:

a. Article I of the Amended and Restated Articles of Incorporation is hereby amended by deleting the text thereof in its entirety and inserting the following in lieu thereof:

> "The name of the corporation shall be Great East Bottles & Drinks (China) Holdings, Inc. and shall be governed by Title XXXVI, Chapter 607 of the Florida Statutes."

b. Article III of the Amended and Restated Articles of Incorporation is hereby amended by deleting the text thereof in its entirety and inserting the following in lieu thereof:

> "The total authorized capital stock of the corporation shall be Three Hundred Seventy-Five Million (375,000,000) shares of $.01 par value common stock, all or any part of which capital stock may be paid for in cash, in property or in labor and services at a fair valuation to be fixed by the Board of Directors. Such stock may be issued from time to time without any action by the stockholders for such consideration as may be fixed from time to time by the board of directors, and shares so issued, the full consideration for which has been paid or delivered shall be deemed the fully paid up stock, and the holder of such shares shall not be liable for any further payment thereof. Each share of stock shall have voting privileges and will be eligible for dividends.
>
> Each share of the corporation's common stock, $0.01 par value per share (the "Old Common Stock"), issued and outstanding as of the close of business on April 16, 2008 (the "Split Effective Date"), will be automatically reclassified as and converted into five shares of common stock, par value $0.01 per share, of the corporation (the "New Common Stock"). Any stock certificate that, immediately prior to the Split Effective Date, represented shares of the Old

NY711810.1
208129-10001

(((H08000098842 3)))

(((H08000098842 3)))

Common Stock will, from and after the Split Effective Date, automatically and without the necessity of presenting the same for exchange, represent the number of shares of New Common Stock as equals the product obtained by multiplying the number of shares of Old Common Stock represented by such certificate."

2. The amendments to Article I and Article III of the Amended and Restated Articles of Incorporation were adopted by the written consent of the sole director of the Company on April 16, 2008.

3. The amendment to Article I of the Amended and Restated Articles of Incorporation was approved by the shareholders of the Company on April 16, 2008. The number of votes cast for such amendment by the shareholders was sufficient for approval.

4. The amendment to Article III of the Amended and Restated Articles of Incorporation was approved without shareholder action and shareholder action was not required.

In witness whereof, these Articles of Amendment to the Amended and Restated Articles of Association of the Company have been signed by the Chief Executive Officer of the Company as of April 16, 2008.

JOMAR Specialties, Inc.

By: ____________________

Name: Stetson Chung

Title: Chief Executive Officer

COVER LETTER

TO: Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

NAME OF CORPORATION: **GREAT EAST BOTTLES & DRINKS (CHINA) HOLDINGS, INC.**

DOCUMENT NUMBER: **G48025**

The enclosed *Second Amended and Restated Articles of Incorporation* and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Diane J. Harrison, Esq.
Name Of Contact Person

Harrison Law, P.A.
Firm/Company

6860 Gulfport Blvd. S. No. 162
Address

South Pasadena, FL 33707
City/State and Zip Code

diane@harrisonlawpa.com
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Diane J. Harrison, Esq. at **(941) 723-7564**

Enclosed is a check for the following amount made payable to the Florida Department of State:

☑ $43.75 Filing Fee & Certified Copy (Additional Copy is enclosed)

SECOND AMENDED AND RESTATED
ARTICLES OF INCORPORATION

OF

GREAT EAST BOTTLES & DRINKS (CHINA) HOLDINGS, INC.
A Florida Corporation

Diane J. Harrison, Esq. certifies that:

1. Diane J. Harrison, Esq. is the duly appointed Secretary of the corporation herein above named.

2. The Articles of Incorporation of the corporation shall be amended and restated to read in full as follows:

ARTICLE I.

The name of the corporation shall be Great East Bottles & Drinks (China) Holdings, Inc. and shall be governed by Title XXXVI Chapter 607 of the Florida Statutes.

ARTICLE II.

The nature of the business of the corporation shall be to engage in any lawful activity permitted by the laws of the State of Florida, and desirable to support the continued existence of the corporation.

ARTICLE III.

The total authorized capital stock of the corporation shall be Three Hundred Seventy-Five million (375,000,000) shares of $.01 par value common stock, all or any part of which capital stock may be paid for in cash, in property or in labor and services at a fair valuation to be fixed by the Board of Directors. Such stock may be issued from time to time without any action by the stockholders for such consideration as may be fixed from time to time by the Board of Directors, and shares so issued, the full consideration for which has been paid or delivered shall be deemed the fully paid up stock, and the holder of such shares shall not be liable for any further payment thereof. Each share of stock shall have voting privileges and will be eligible for dividends.

There shall be one (1) class of blank check preferred stock. The amount, value, dividends and any other privileges attached to said preferred stock shall be determined by the Board of Directors.

FILED
09 JUL -8 PM 12:19
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

ARTICLE IV.

The principal place of business of the corporation shall be:

203 Hankow Center
5 - 15 Hankow Road
Tsimshatsui, Kowloon, Hong Kong

The corporation shall have the power to establish other offices both within and without the State of Florida.

The mailing address of the corporation shall be:

6860 Gulfport Blvd. S. No. 159
St. Petersburg, Florida 33707, USA

ARTICLE V.

The corporation shall have perpetual existence.

ARTICLE VI.

The registered agent and the office of the resident agent shall be as follows:

Harrison Law, P.A.
6860 Gulfport Blvd. S. No. 162
St. Petersburg, Florida 33707, USA

ARTICLE VII.

The governing board of this corporation shall be known as Directors, which shall consist of not less than one (1) Director and not more than fifteen (15) directors and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the By-Laws of this corporation, provided that the number of directors shall not be reduced to less than one (1) Director. The election of directors shall be on an annual basis. Each of the said Directors shall be of full and legal age. A quorum for the transaction of business shall be a simple majority of the Directors so qualified and present at a meeting. Meetings of the Board of Directors may be held within or without the State of Florida and members of the Board of Directors need not be stockholders.

ARTICLE VIII.

The names and post office addresses of the Board of Directors of the corporation are:

Name/Title	Address
Stetson Chung Director	203 Hankow Center 5 - 15 Hankow Road Tsimshatsui, Kowloon, Hong Kong

ARTICLE IX.

The names and post office addresses of the Officers, subject to this Charter and the By- Laws of the corporation and the laws of the State of Florida, shall hold office for one year or until removal, resignation or an election is held by the Board of Directors for the election of the officers and or the successors have been duly elected and qualified are:

Name/Title	Address
Stetson Chung President and Chief Executive Officer	203 Hankow Center 5 - 15 Hankow Road Tsimshatsui, Kowloon, Hong Kong
Michael Tam Treasurer and Chief Financial Officer	203 Hankow Center 5 - 15 Hankow Road Tsimshatsui, Kowloon, Hong Kong
Diane J. Harrison, Esq. Secretary	6860 Gulfport Blvd. S. No. 162 St. Petersburg, Florida 33707, USA

ARTICLE X.

It is specified that the date when the corporate existence of the corporation commenced is the date of filing by the Secretary of State of the original Articles of Incorporation, which was July 8, 1983.

ARTICLE IX.

The corporation shall have the power to indemnify any officer, director, or former officer or director, to the fullest extent permitted by law.

ARTICLE X.

If all of the directors severally and collectively consent in writing to any action taken or to be taken by the Corporation, and the writings evidencing their consent are filed with the Secretary of the Corporation, the action shall be as valid as though it had been authorized at a meeting of the Board of Directors.

ARTICLE XI.

Except as otherwise provided by law, the voting power for each share of stock shall be vested dispositively in each of the holders of the outstanding common stock.

ARTICLE XII.

Any plan of merger, acquisition or other business combination shall require a simple majority vote of the shareholders. Said simple majority shall be 50.1% of the issued and outstanding shares.

The undersigned, being the Secretary, hereinbefore named, do make and file this certificate, hereby declaring and certifying the facts hereinabove stated are true, and accordingly have hereunto set her hand this 7th day of July 2009.

I further declare under penalty of perjury under the laws of the State of Florida that the matters set forth in this Second Amended and Restated Articles of Incorporation are true and correct to the best of my knowledge.

Diane J. Harrison

Diane J. Harrison, Esq.

DONE and DATED this 7th day of July, 2009.

STATE OF FLORIDA)
) SS
COUNTY OF MANATEE)

On this 7 day of July, 2009, personally appeared before me, a Notary Public in and for said County and State, Diane J. Harrison, Esq., Secretary of Great East Bottles & Drinks (China) Holdings, Inc., who proved to be the above named officer and acknowledged that she executed the above instrument freely and voluntarily for the uses and purposes therein mentioned for, and on behalf of said corporation and under its corporate seal.

FL DR. License

SUBSCRIBED and SWORN to before me this 7 day of July, 2009.

Mary Beth Hancock

NOTARY PUBLIC IN AND FOR SAID COUNTY

MARY BETH HANCOCK
Notary Public, State of Florida
Commission# DD850116
My comm. expires Jan. 28, 2013

CERTIFICATE OF SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

In accordance with Title XXXVI, Chapter 607, Section 607.1007 of the Florida Statutes, the Board of Directors of Great East Bottles & Drinks (China) Holdings, Inc. has adopted and approved the filing of this Second Amended and Restated Articles of Incorporation and confirms that this Restatement does not contain amendment(s) that required shareholder approval.

The undersigned, being the Secretary, for the purpose of filing this Certificate with the State of Florida, and in pursuance of the general corporation law of the State of Florida does make and file this certificate, hereby declaring and certifying the facts hereinabove stated are true, and accordingly has hereunto set her hand this 7th day of July 2009.

Diane J. Harrison

Diane J. Harrison, Esq.

DONE and DATED this 7th day of July, 2009.

STATE OF FLORIDA)
) SS
COUNTY OF MANATEE)

On this 7 day of July, 2009, personally appeared before me, a Notary Public in and for said County and State, Diane J. Harrison, Esq., Secretary of Great East Bottles & Drinks (China) Holdings, Inc., who proved to be the above named officer and acknowledged that she executed the above instrument freely and voluntarily for the uses and purposes therein mentioned for, and on behalf of said corporation and under its corporate seal.

FL DR. License

SUBSCRIBED and SWORN to before me
this 7 day of July, 2009.

Mary Beth Hancock

NOTARY PUBLIC IN AND FOR SAID
COUNTY

NOTARY PUBLIC
MARY BETH HANCOCK
Notary Public, State of Florida
Commission# DD850116
My comm. expires Jan. 28, 2013

WRITTEN ACCEPTANCE BY REGISTERED AGENT

I, Diane J. Harrison, Esq., President of HARRISON LAW, P.A., the undersigned, being the registered agent for GREAT EAST BOTTLES & DRINKS (CHINA) HOLDINGS, INC., do hereby state that I am familiar with and accept the duties and responsibilities as registered agent for the said corporation. I hereby declare and certify the facts hereinabove stated are true, and accordingly hereunto set my hand this 7th day of July 2009.

HARRISON LAW, P.A.

Diane J. Harrison

Diane J. Harrison, Esq., PRESIDENT

DONE and DATED this 7th day of July, 2009.

STATE OF FLORIDA)
) SS
COUNTY OF MANATEE)

On this 7 day of July, 2009, personally appeared before me, a Notary Public in and for said County and State, Diane J. Harrison, Esq., President of HARRISON LAW, P.A., who proved to be the above named registered agent and acknowledged that she executed the above instrument freely and voluntarily for the uses and purposes therein mentioned for, and on behalf of said corporation and under its corporate seal.

FL DR License

SUBSCRIBED and SWORN to before me
this 7 day of July, 2009.

Mary Beth Hancock

NOTARY PUBLIC IN AND FOR SAID COUNTY

MARY BETH HANCOCK
Notary Public, State of Florida
Commission# DD850116
My comm. expires Jan. 28, 2013

GREAT EAST BOTTLES & DRINKS (CHINA) HOLDINGS, INC.

Board Resolution Appointing Officers

WHEREAS, it is deemed desirable and in the best interest of Great East Bottles & Drinks (China) Holdings, Inc. ("GEBD") that the following actions be taken by the Directors of GEBD pursuant to this Resolution.

NOW, THEREFORE, BE IT RESOLVED that, pursuant to Florida law, the undersigned, being all the Directors of GEBD, hereby consent to, approve, and adopt the following:

APPOINTMENT OF OFFICERS.

RESOLVED, that the following person is elected to the office indicated next to her name to serve until her successor shall be duly elected, unless she resigns, is removed from office or is otherwise disqualified from serving as an officer of this corporation, to take her respective office immediately upon such appointment:

Office	Name
Secretary	Diane J. Harrison

DIRECTOR
Dated: June 1, 2009

By: ______________________________
Stetson Chung
Director

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: Great East Bottles & Drinks (China) Holdings, Inc.

DOCUMENT NUMBER: ______________________________

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Callie Jones
Name of Contact Person

Vincent & Rees
Firm/ Company

175 S. Main Street, 15th Floor
Address

Salt Lake City, Utah 84111
City/ State and Zip Code

cjones@vincentrees.com
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Callie Jones at (801) 303-5730
Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- ☐ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☒ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

Articles of Amendment
to
Articles of Incorporation
of

Great East Bottles & Drinks (China) Holdings, Inc.
(Name of Corporation as currently filed with the Florida Dept. of State)

G48025
(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

Great China Mania Holdings, Inc. *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable: ________________
(Principal office address MUST BE A STREET ADDRESS)

C. Enter new mailing address, if applicable: ________________
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent: ________________

New Registered Office Address: ________________
(Florida street address)

________________, Florida________
(City) *(Zip Code)*

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS
11 MAR 16 PM 1:22

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(*Attach additional sheets, if necessary*)

Title	Name	Address	Type of Action
CEO	Stetson Chung	203-206 Hankow Centre, 5-15 Hankow Rd. TST, Kowloon, Hong Kong	☐ Add ☑ Remove
CFO	Danny Poon	203-206 Hankow Centre, 5-15 Hankow Rd. TST, Kowloon, Hong Kong	☐ Add ☑ Remove
DIR	Stetson Chung	203-206 Hankow Centre, 5-15 Hankow Rd. TST, Kowloon, Hong Kong	☐ Add ☑ Remove

E. **If amending or adding additional Articles, enter change(s) here**:
(*attach additional sheets, if necessary*). (*Be specific*)

On February , 2011 our Board of Directors approved an amendment to our Articles of Incorporation which when effective will change our corporate name to Great China Mania Holdings, Inc. Article I of the Corporation's Articles of Incorporation is replaced, in its entirety, by the following:

Article I

NAME

The name of this Corporation is Great China Mania Holdings, Inc.

F. **If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:**
(*if not applicable, indicate N/A*)

N/A

The date of each amendment(s) adoption: February 28, 2011
(date of adoption is required)

Effective date if applicable: February 28, 2011
(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☑ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________________."
(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated FEB. 28, 2011

Signature ____________________
(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

YAU WAI HUNG.
(Typed or printed name of person signing)

CHIEF EXECUTIVE OFFICER
(Title of person signing)

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: Great Mania China Holdings, Inc.

DOCUMENT NUMBER: ______________________

The enclosed *Articles of Amendment* and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Callie Jones
Name of Contact Person

Brunson Chandler & Jones, PLLC
Firm/ Company

175 South Main, Suite 1500
Address

Salt Lake City, 84101
City/ State and Zip Code

callie@bcjlaw.com
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Callie Jones at (801) 303-5730
Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- ☐ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ☒ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

FILED
13 DEC 16 AM 9:05
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

Articles of Amendment
to
Articles of Incorporation
of

Great China Mania Holdings, Inc.

(**Name of Corporation as currently filed with the Florida Dept. of State**)

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent ______________________

____
(Florida street address)

New Registered Office Address: ______________________, Florida ________
(City) *(Zip Code)*

FILED
13 DEC 16 AM 9:05
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ☐ Change ☐ Add ☑ Remove	Directc	Hung Yau Wai	Rm. 1902, 19/F, Kodak House 2, Java Road North Point, Hong Kong HK
2) ☐ Change ☐ Add ☑ Remove	Directi	Hing Chan Wang	Rm. 1902, 19/F, Kodak House 2, Java Road North Point, Hong Kong HK
3) ☐ Change ☐ Add ☐ Remove			
4) ☐ Change ☐ Add ☐ Remove			
5) ☐ Change ☐ Add ☐ Remove			
6) ☐ Change ☐ Add ☐ Remove			

E. If amending or adding additional Articles, enter change(s) here:
(Attach *additional sheets, if necessary*). *(Be specific)*

The total number of shares that this Corporation is authorized to issue is 375,000,000 shares of common stock with a par value of $0.01. The outstanding shares of the Corporation's common stock shall undergo a reverse split at a ratio of 1 post-split for 20 pre-split shares.

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
(if not applicable, indicate N/A)

N/A

The date of each amendment(s) adoption: November 25, 2013, if other than the date this document was signed.

Effective date if applicable: ______________________

(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☑ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________."

(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated December 2, 2013

Signature ______________________

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Kwong Kwan Yin Roy

(Typed or printed name of person signing)

Chief Executive Officer and Director

(Title of person signing)

FILED
13 DEC 16 AM 9:05
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: GME INNOTAINMENT, INC.

DOCUMENT NUMBER: G48025

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Yves R. Michel
Name of Contact Person

GME Innotainment, Inc.
Firm/ Company

208 East 51st Street, Suite 170
Address

New York, NY 10022
City/ State and Zip Code

Info@sustainableresources.com
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Yves R. Michel at (212) 508-2130

Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- ■ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

FILED

2018 NOV 15 PM 1:51

Articles of Amendment
to
Articles of Incorporation
of

GME Innotainment, Inc.

(Name of Corporation as currently filed with the Florida Dept. of State)

G48025

(Document Number of Corporation (if known))

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

______________________________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

____

____

____

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

____

____

____

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent ______________________________

____
(Florida street address)

New Registered Office Address: ______________________________, Florida ______________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)
Please note the officer/director title by the first letter of the office title:
P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.
Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.
Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ____ Change X Add ____ Remove	D	Darcy Rai	208 East 51st Street Suite 170 New York, NY 10022
2) ____ Change X Add ____ Remove	D	Ryan Veillet	208 East 51st Street Suite 170 New York, NY 10022
3) ____ Change ____ Add ____ Remove			
4) ____ Change ____ Add ____ Remove			
5) ____ Change ____ Add ____ Remove			
6) ____ Change ____ Add ____ Remove			

E. If amending or adding additional Articles, enter change(s) here:
(Attach *additional sheets, if necessary*). *(Be specific)*

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
(If not applicable, indicate N/A)

Article 3, Capital Stock, Section 1: Increasing the authorized shares of the Company's common stock from 375,000,000 to 2,000,000,000.

Article 3, Capital Stock, Section 1: Authorizing 1,000,000 shares of the unissued authorized Stock as authorized Preferred Stock, and Classify and Designating One Hundred Thousand (100,000) shares of Preferred Stock as Series A with the rights and limitations as attached.

WRITTEN CONSENT OF SHAREHOLDERS
IN LIEU OF MEETING
(Florida Business Corporation Act Section 607.0704 (1))

OF

GME Innotainment, INC.
A Florida Company

The undersigned, being shareholders (the "Shareholders") of GME Innotainment, Inc., a Florida corporation (the "Company"), holding no less than a majority of the outstanding Common Stock (as defined below) shares of the Company, hereby waive all requirements as to notice of meeting and hereby consent and agree to the adoption of the resolutions set forth below in lieu of taking such action at a formal special meeting, pursuant to Section 607.0704(1) of the Florida Business Corporation Act ("FBCA"):

WHEREAS:

A. The Company's Shareholders wish to adopt and approve the actions (the "Actions") set forth fully herein as it deems the Actions to be in the best interests of the Company on a going-forward basis.

B. This Resolution authorizes the Company's Board of Directors to take the following Actions which shall become effective immediately.

IT IS RESOLVED THAT:

1. ***ENTER INTO SHARE EXCHANGE AGREEMENT AND CREATE SERIES A PREFERRED STOCK.***

RESOLVED: that the Company is hereby authorized and directed to enter into that certain Securities Exchange Agreement dated on or about the date hereof, with holders of the membership interests of Foundation Farms, Corp. (the "FFC") and FFC (substantially in the form attached hereto as Exhibit A, the "Agreement"), in connection with the purchase of controlling interest of FFC, and the issuance of a new series of convertible preferred stock of the Company, designated as SERIES A 8% CONVERTIBLE PREFERRED STOCK (substantially in the form attached hereto as Exhibit B, the "Series A Preferred"), that may be convertible into shares of common stock, $0.001 par value per share, of the Company, upon the terms and subject to the limitations and conditions set forth in Series A Preferred Certificate of Designations (the "Series A Preferred Designations"), in favor of the sellers of FFC in the amounts set forth in Exhibit C hereof (the "Series A Preferred Issuance"):

RESOLVED FURTHER: That the registrar and transfer agent of the Company is authorized to issue certificates representing said Shares to aforementioned persons.

RESOLVED FURTHER: That as said shares are being issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933 and that said shares represent "Restricted Securities" and the share certificate shall bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED,

HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION, AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND STATE SECURITIES LAWS IS AVAILABLE."

2. **DESIGNATE PREFERRED SERIES C STOCK.**

RESOLVED: That the Corporation shall be authorized to issue 375,000,000 shares of capital stock, of which 374,000,000 shares shall be common stock, par value $.001 per share ("Common Stock"), and 1,000,000 shares shall be preferred stock, par value $.001 per share ("Preferred Stock") of which the Corporation designates that One Hundred Thousand (100,000) of such shares being designated as Series A Preferred Stock. The designation, powers, privileges, preferences and rights of the shares of such Series A Preferred Stock and its respective qualifications, limitations and restrictions thereof are as defined in the Certificate of Designations attached as Exhibit B: hereto.

3. ***ACCEPT APPOINTMENTS OF DIRECTORS.***

RESOLVED: that the Company is hereby authorized and directed in connection with the execution and delivery of the Agreement and the issuance of the Series A Preferred, the Board of Directors of the Company shall appoint Darcy Rai and Ryan Viellet as Directors of the Company (the "Director Appointments"), all effective as of the closing date set forth in the Agreement. The Officers and Directors shall be as set forth below:

Yves R. Michel ....CEO / President
Yves R. Michel............CFO / Treasurer
Yves R. Michel............Secretary
Yves R. Michel............Director
Darcy Rai.................. Director
Ryan Viellet.............. Director

4. **<u>OMNIBUS RESOLUTION.</u>**

RESOLVED, that the proper officers of the Company be, and each of them hereby is, authorized, empowered and directed in the name and on behalf of the Company, to take any and all actions reasonably necessary or appropriate to carry out the intent of the above resolutions, including the execution of documents, issuance of share certificates, warrants, debentures and making any filings with federal and state securities authorities as they deem necessary or appropriate, and that any and all actions taken by the officers in connection therewith are hereby ratified, confirmed, and approved.

<u>CERTIFICATION</u>

I hereby certify that the foregoing is a true and correct copy of a Resolution duly passed by the written consent of the Shareholders of GME Innotainment, Inc., and that the said Resolution is now in full force and effect. That the undersigned, being Shareholders of the Company holding no less than a majority of the outstanding Common Stock shares of the Company, hereby execute this Written Consent of Shareholders in Lieu of Meeting, with respect to the Shares owned by them or which they have the right to vote in favor of the adoption of this resolution, which number of shares is specified below their signature on the relevant signature page of this consent, and shall have the same

force and effect as a Shareholder vote at a duly called meeting of the Shareholders and shall be filed with the minutes of proceedings of the Shareholders in the corporate records.

Yves R Michel

Yves R Michel – 43,755,932 Common Shares (60%)

11/5/2019
Dated

The date of each amendment(s) adoption: November 4, 2019, if other than the date this document was signed.

Effective date if applicable: ____________________

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

Adoption of Amendment(s) **(CHECK ONE)**

- [x] The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

- [ ] The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

  "The number of votes cast for the amendment(s) was/were sufficient for approval

  by ____________________"

  (voting group)

- [ ] The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

- [ ] The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated 8 Nov 2019

Signature [signature]

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Yves R. Michel

(Typed or printed name of person signing)

President and Director

(Title of person signing)

FLORIDA DEPARTMENT OF STATE
DIVISION OF CORPORATIONS

Attached is a form for filing ***Articles of Amendment*** to amend the articles of incorporation of a ***Florida Profit Corporation*** pursuant to section 607.1006, Florida Statutes. This is a basic amendment form and may not satisfy all statutory requirements for amending.

A corporation can amend or add as many articles as necessary in one amendment.

- The original incorporators cannot be amended.
- If amending the name of the corporation, the new name must be distinguishable on the records of the Florida Department of State. A preliminary search for name availability can be made through the Division's website at www.sunbiz.org. You are responsible for any name infringement that may result from your corporate name selection.
- If amending the registered agent, the new agent must sign accepting the appointment and state that he/she is familiar with the obligations of the position.
- If amending/adding officers/directors, list titles and addresses for each officer/director.
- If amending from a general corporation to a professional corporation, the purpose (specific nature of business) must be amended or added if not contained in the articles of incorporation.

If a section is not being amended, enter N/A or Not Applicable.
The document must be typed or printed and must be legible.

Pursuant to section 607.0123, Florida Statutes, a delayed effective date may be specified but may not be later than the 90th day after the date on which the document is filed.

Filing Fee	**$35.00** (Includes a letter of acknowledgment)
Certified Copy (optional)	**$8.75**
Certificate of Status (optional)	**$8.75**

Send one check in the total amount made payable to the Florida Department of State.

Please include a letter containing your telephone number, return address and certification requirements, or complete the attached cover letter.

Mailing Address	**Street Address**
Amendment Section	Amendment Section
Division of Corporations	Division of Corporations
P.O. Box 6327	Clifton Building
Tallahassee, FL 32314	2661 Executive Center Circle
	Tallahassee, FL 32301

For further information you may call the Amendment Section at (850) 245-6050

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: GME Innotainment, Inc.

DOCUMENT NUMBER: ______________________

The enclosed ***Articles of Amendment*** and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Yves R. Michel
Name of Contact Person

GME Innotainment, Inc.
Firm/ Company

208 East 51st Street, Suite 170
Address

New York, NY 10022
City/ State and Zip Code

commish631@gmail.com
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Yves R. Michel at (212) 508-2130
Name of Contact Person — Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

- ■ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

Articles of Amendment
to
Articles of Incorporation
of

GME Innotainment, Inc.

(Name of Corporation as currently filed with the Florida Dept. of State)

G48025

(Document Number of Corporation (if known))

Pursuant to the provisions of section 607.1006, Florida Statutes, this ***Florida Profit Corporation*** adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

______________________________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

____
____
____

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

____
____
____

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent ______________________________

____
(Florida street address)

New Registered Office Address: ______________________________, Florida______________
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

____
Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)
Please note the officer/director title by the first letter of the office title:
P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.
Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
2) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
3) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
4) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
5) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________
6) ____ Change	______	______________________	______________________
____ Add			______________________
____ Remove			______________________

E. <u>If amending or adding additional Articles, enter change(s) here</u>:
(Attach *additional sheets, if necessary).* *(Be specific)*

Article 3 Capital Stock, Section 1: increase the number of authorized shares of the Company from 375,000,000 shares to

to Two Billion (2,000,000,000) shares of which One Billion Nine Hundred Ninety Nine Million (1,999,000,000)

shall be shares of Common Stock, par value $.01 per share ("Common Stock"), and 1,000,000 shares shall be

preferred stock, par value $.001 per share ("Preferred Stock") ") of which the Company designates that 100,000

(100,000) of such shares being designated as Series A Preferred Stock.

F. <u>If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:</u>
(*if not applicable, indicate N/A*)

The date of each amendment(s) adoption: January 7, 2020, if other than the date this document was signed.

Effective date <u>if applicable</u>: ______________________________

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

Adoption of Amendment(s) **<u>(CHECK ONE)</u>**

■ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ______________________________."

(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated January 7, 2020

Signature Yves R. Michel

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Yves R. Michel

(Typed or printed name of person signing)

President, Director

(Title of person signing)